UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2013

___________________________

CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

___________________________

Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Merger Agreement

On May 28, 2013, CapLease, Inc., a Maryland corporation (the “Company”), Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), and CLF OP General Partner, LLC, a Delaware limited liability company, a direct wholly owned subsidiary of the Company and the sole general partner of the Company Operating Partnership (the “Company OP General Partner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), ARC Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (the “ARCP Operating Partnership”), and Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP (“Merger Sub”). The Merger Agreement provides for (i) the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of ARCP, and (ii) the merger of the Company Operating Partnership with and into the ARCP Operating Partnership, with the ARCP Operating Partnership surviving (the “Partnership Merger” and, together with the Merger, the “Mergers”). The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, directed that the Merger and the other transactions contemplated by the Merger Agreement be submitted for consideration at a meeting of the holders of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), and resolved to recommend that the holders of the Company Common Stock vote in favor of the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Company Common Stock, other than shares owned by ARCP, the Company or any of their respective wholly owned subsidiaries, will be converted into the right to receive $8.50 in cash without interest (the “Common Merger Consideration”). Each outstanding share of preferred stock, par value $0.01 per share, of the Company (“Company Preferred Stock”), other than shares owned by ARCP, the Company or any of their respective wholly owned subsidiaries, will be converted into the right to receive an amount in cash, without interest, equal to the sum of $25.00 plus all accrued and unpaid dividends on such shares of Company Preferred Stock to, but excluding, the closing date of the Merger. The Company Preferred Stock consists of (i) 8.125% Series A Cumulative Redeemable Preferred Stock, (ii) 8.375% Series B Cumulative Redeemable Preferred Stock and (iii) 7.25% Series C Cumulative Redeemable Preferred Stock. In addition, in connection with the Partnership Merger, each outstanding unit of equity ownership of the Company Operating Partnership other than units owned by the Company or any wholly owned subsidiary of the Company will be converted into the right to receive $8.50 in cash, without interest.

The Merger Agreement provides that, immediately prior to the Effective Time, any outstanding shares of Company restricted stock will become fully vested and will have the right to receive the Common Merger Consideration. The Merger Agreement also provides that, immediately prior to the Effective Time, any outstanding Company performance shares held by any employee of the Company on the closing date of the Merger will become fully earned and settled as to 100% of the target number of shares of Company Common Stock, and all shares of Company Common Stock outstanding as a result of such settlement will have the right to receive the Common Merger Consideration.

Consummation of the Mergers is subject to various conditions, including, among other things, the approval by the Company’s stockholders of the Merger, and the absence of any law, order or injunction prohibiting the consummation of the Mergers. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.

ARCP and the Company have made certain customary representations and warranties to each other in the Merger Agreement. The Company has also made certain covenants relating to the conduct of the Company’s business between the date of the Merger Agreement and the closing of the Merger and other matters, including the “go-shop” and “no-shop” covenants described below.

During the period (the “Go Shop Period”) beginning on May 28, 2013, and continuing until 11:59 p.m. (New York City time) on July 7, 2013 (the “No Shop Period Start Date”), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties and provide non-public information and engage in discussions with third parties with respect to acquisition proposals. Starting on the No Shop Period Start Date, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions with third parties regarding alternative acquisition proposals, except that in certain circumstances the Company may, for up to seven days following the end of the Go Shop Period, continue to engage in the aforementioned activities with certain third parties that made an alternative acquisition proposal that was determined by the Board to be a superior proposal before the expiration of the Go Shop Period.

The Merger Agreement also includes certain termination rights for both ARCP and the Company and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company may be required to pay ARCP a termination fee of $11,000,000 or $21,000,000 and reimburse ARCP’s transaction expenses in an amount equal to $4,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, are qualified by a confidential disclosure letter, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or ARCP at the time they were made or otherwise and should only be read in conjunction with the other information that ARCP and the Company make publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreement

Concurrently with the execution of the Merger Agreement, Paul H. McDowell, Chairman of the Board and Chief Executive Officer of the Company, William R. Pollert, President of the Company, Shawn P. Seale, Senior Vice President, Chief Financial Officer and Treasurer of the Company, Robert C. Blanz, the Senior Vice President and Chief Investment Officer of the Company, and Paul C. Hughes, Vice President, General Counsel and Corporate Secretary of the Company, entered into a voting agreement with ARCP (the “Voting Agreement”) pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in the Voting Agreement. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Letter Agreement

Concurrently with the execution of the Merger Agreement, Paul H. McDowell, Chairman of the Board and Chief Executive Officer of the Company, William R. Pollert, President of the Company, Shawn P. Seale, Senior Vice President, Chief Financial Officer and Treasurer of the Company, Robert C. Blanz, Senior Vice President and Chief Investment Officer of the Company, Michael J. Heneghan, Senior Vice President of the Company, and Paul C. Hughes, Vice President, General Counsel and Corporate Secretary of the Company, entered into a letter agreement with ARCP (the “Letter Agreement”) pursuant to which each has agreed to use good faith efforts to negotiate (i) an amendment to his existing employment agreement (in the event the Merger is consummated) that includes reduced severance payable thereunder such that the new severance plus any other “parachute payments” as defined under Section 280G of the Internal Revenue Code, as amended (the “Code”), equal the maximum amount payable to such executive without triggering excise tax liability under Section 4999 of the Code, and (ii) a new employment agreement (in the event the Merger is consummated) that includes an increase in compensation payable thereunder other than “parachute payments” in an amount at least equal to the reduction in severance. If the executive and ARCP cannot agree to such terms, and excise tax liability under Section 4999 of the Code is triggered, the executive will be obligated to pay one-half of the excise tax liability.

A copy of the Letter Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement.

Item 8.01.  Other Events.

On May 28, 2013, ARCP and the Company conducted a conference call and webcast relating to the Merger. The slides used in connection with the joint conference call are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Merger, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.caplease.com or by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300.

The directors, executive officers and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in its definitive proxy statement filed with the SEC on Schedule 14A on April 19, 2013.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed Merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (4) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, tenants, lenders, operating results and business generally; (5) the outcome of any legal proceedings relating to the Merger or the Merger Agreement; and (6) risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8–K (including information included or incorporated by reference herein) represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2012, which was filed with the SEC on February 21, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
2.1

Agreement and Plan of Merger, dated as of May 28, 2013, among CapLease, Inc., Caplease, LP, CLF OP General Partner, LLC, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., and Safari Acquisition, LLC.

99.1	Voting Agreement, dated as of May 28, 2013, among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz and Paul C. Hughes.
99.2

Letter Agreement, dated as of May 28, 2013, among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz, Michael J. Heneghan and Paul C. Hughes.

99.3	Analyst and Investor Presentation Slides, dated May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Vice President, General Counsel and
Corporate Secretary

Date: May 28, 2013

Exhibit Index

Exhibit No	Description
2.1

Agreement and Plan of Merger, dated as of May 28, 2013, among CapLease, Inc., Caplease, LP, CLF OP General Partner, LLC, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., and Safari Acquisition, LLC.

99.1	Voting Agreement, dated as of May 28, 2013, among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz and Paul C. Hughes.
99.2

Letter Agreement, dated as of May 28, 2013, among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz, Michael J. Heneghan and Paul C. Hughes.

99.3	Analyst and Investor Presentation Slides, dated May 28, 2013.